UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041
     (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
100 First Stamford Place
Stamford, CT 06902
     (Name and address of agent for service)

Registrant's telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: October 31
Date of reporting period: October 31, 2009

ITEM 1.     REPORT TO STOCKHOLDERS.

     The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / OCTOBER 31, 2009

Legg Mason Western Asset SMASh Series EC Fund

Managed by WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Fund name change

Prior to October 5, 2009, the Fund was known as SMASh Series EC Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	7

Fund expenses	8

Fund performance	10

Historical performance	11

Schedule of investments	12

Statement of assets and liabilities	22

Statement of operations	23

Statements of changes in net assets	24

Financial highlights	25

Notes to financial statements	26

Report of independent registered public accounting firm	42

Additional information	43

Important tax information	50

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for Legg Mason Western Asset SMASh Series EC Fund for the year ended October 31, 2009.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 27, 2009

Legg Mason Western Asset SMASh Series EC Fund  |  I

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund expects to invest primarily in any combination of U.S. dollar denominated and non-U.S. dollar denominated debt obligations (including loans and loan participations) of both U.S. and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. We generally may invest the Fund’s assets in the securities of issuers located in several different countries, but may at times invest its assets in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States, Brazil, Egypt, Mexico, the Philippines or Russia.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the fixed-income market was impacted by the fallout from the financial crisis in 2008 and the subsequent return to more normal conditions given the aggressive actions taken by the Federal Reserve Board (“Fed”)[i], the U.S. Department of the Treasury and other government entities.

The yields on two- and ten-year Treasuries began the fiscal year at 1.56% and 4.01%, respectively. As the reporting period began, we were in the midst of a “flight to quality,” triggered by the seizing credit markets and a sharp drop in Treasury yields. The ten-year Treasury yield bottomed at 2.08% on December 18, 2008. At the epicenter of the turmoil were the continued repercussions from the September 2008 bankruptcy of Lehman Brothers. During this time, investors were drawn to the relative safety of shorter-term Treasuries, while riskier portions of the bond market performed poorly.

However, as the fiscal year progressed, conditions in the credit markets improved, there were signs that the economy was stabilizing and investor risk aversion abated. This led to falling demand (and higher yields) for Treasuries

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  1

Fund overview continued

and a strong sharp rally in the spread sectors (non-U.S. Treasuries). Also supporting the spread sectors was strong demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

Toward the end of the reporting period, Treasury yields continued to move higher, especially on the long end of the yield curveii. This was due to concerns regarding the massive amount of new Treasury issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 0.90% and 3.41%, respectively.

High-yield bonds and emerging market debt generated exceptionally strong results during the fiscal year. Investors largely shunned these securities in the months leading up to the beginning of the reporting period. During that time, risk aversion was elevated, expectations for high-yield defaults moved sharply higher, and emerging market debt prices were weighed down by rapidly falling commodity prices. However, early in the reporting period, investor risk aversion abated and global economic conditions began to improve. In addition, investor demand for higher-yielding securities increased, given the low interest rate environment. Collectively, this helped high-yield and emerging market debt prices to rise sharply and their spreads to narrow from the elevated levels that were seen in the early fall of 2008. During the twelve months ended October 31, 2009, high-yield bonds, as measured by the Citigroup High Yield Market Indexiii, generated positive returns in ten of the twelve months and gained 45.26% during the period as a whole. Over the same period, emerging market debt, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv, posted only one month of negative returns and gained 39.64% during the fiscal year.

Q. How did we respond to these changing market conditions?

A. We proactively managed the Fund’s portfolio using our fundamental, value-oriented investment philosophy. We significantly increased the Fund’s exposure to high-yield bonds. To fund these purchases, we decreased the Fund’s weighting to non-U.S. dollar securities and eliminated its exposure to emerging market debt.

During the reporting period, we employed the use of U.S. Treasury futures and Eurodollar futures to manage the Fund’s durationv. We also used currency futures to manage the Fund’s currency exposure. Credit defaults swaps were utilized to gain exposure to the high-yield market, and Euro-Bobl and Euro-Bund futures were employed to manage the Fund’s non-U.S. dollar exposure. Overall, the use of these instruments contributed to performance during the twelve-month reporting period.

2  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

Performance review

For the twelve months ended October 31, 2009, Legg Mason Western Asset SMASh Series EC Fund1 returned 45.73%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Indexvi, returned 13.79% for the same period.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients. The Fund represents only a portion of a separately managed account, and clients utilize the Fund to gain exposure to certain types of securities included in the strategies for the separately managed account. It is important to bear in mind that investment returns for these strategies are contingent upon the performance of the separately managed account — not just the performance of the Fund. Investors should understand that the Fund is managed within the context of the separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, please keep in mind, the Fund performance shown does not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Your Financial Professional can discuss fees and expenses and the effect of such fees and expenses on performance with you in greater detail.

[1]	As of the close of business on April 17, 2009, the Fund ceased utilizing a master-feeder investment structure and began investing directly in investment securities.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  3

Fund overview continued

PERFORMANCE SNAPSHOT as of October 31, 2009 (unaudited)
	6 MONTHS	12 MONTHS

SMASh Series EC Fund	30.65%	45.73%
Barclays Capital U.S. Aggregate Index	5.61%	13.79%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted for the deduction of taxes that a shareholder would pay on Fund distributions.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager.

The 30-Day SEC Yield for the period ended October 31, 2009 was 7.86%. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yield would have been 6.98%. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

TOTAL ANNUAL OPERATING EXPENSES (unaudited)

As of the Fund’s most current prospectus dated February 28, 2009, the gross total operating expense ratio was 0.66%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement agreement with the Fund, which expires on February 28, 2010, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover interest, brokerage, taxes and extraordinary expenses. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

4  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

Q. What were the most significant factors affecting Fund performance?

A. The largest contributor to performance for the period was the Fund’s high-yield bond exposure. While this sector was weak during the first part of the reporting period, we felt that the securities remained attractive from a risk/reward perspective. We were rewarded for maintaining our disciplined long-term investment approach, as these holdings generated very strong results from March 2009 through the remainder of the fiscal year. Within the high-yield market, the Fund’s Industrials holdings were standouts. The next largest contributor was the Fund’s exposure to emerging market notes, specifically Brazil sovereigns. The Fund’s investment grade bonds also meaningfully contributed to performance, in particular its Financials holdings. The Fund’s non-U.S. dollar exposure also enhanced performance for the period.

While the Fund significantly outperformed its benchmark during the reporting period, certain individual high-yield securities modestly detracted from the Fund’s overall results.

Thank you for your investment in Legg Mason Western Asset SMASh Series EC Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 17, 2009

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  5

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2009 were: Financials (16.9%), Consumer Discretionary (15.9%), Utilities (11.4%), Energy (8.7%) and Materials (7.6%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is “non-diversified,” which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

6  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

Fund at a glance† (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

Financials
17.3
18.8
Consumer discretionary
16.3
11.2
Utilities
11.6
12.5
Energy
8.9
6.9
Materials
7.8
5.4
Industrials
7.5
3.7
Health care
6.9
1.7
Sovereign bonds
6.3
10.1
Telecommunication services
6.3
8.7
Information technology
1.9
1.9
Consumer staples
1.0
0.8
U.S. government agencies
1.0
0.0
Short-term investments
7.2
18.3
As of October 31, 2009
As of October 31, 2008‡
0%
5%
10%
15%
20%

†

The bar graph above represents the composition of the Fund’s investments as of October 31, 2009 and SMASh EC Portfolio’s investment as of October 31, 2008 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Prior to April 18, 2009, the Fund invested all of its investable assets in SMASh Series EC Portfolio.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  7

Fund expenses (unaudited)

Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2009 and held for the six months ended October 31, 2009.

Actual expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN[1]

	ACTUAL TOTAL RETURN[2,3]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[3]	EXPENSES PAID DURING THE PERIOD[3,4]

SMASh Series EC Fund	30.65%	$1,000.00	$1,306.50	0.00%	$0.00

[1]	For the six months ended October 31, 2009.
[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, due to an expense reimbursement agreement between the Fund and the manager.

[4]

Expenses (net of expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN[1]

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO[2]	EXPENSES PAID DURING THE PERIOD[2,3]

SMASh Series EC Fund	5.00%	$1,000.00	$1,025.21	0.00%	$0.00

[1]	For the six months ended October 31, 2009.
[2]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, due to an expense reimbursement agreement between the Fund and the manager.

[3]

Expenses (net of expense reimbursements) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  9

Fund performance (unaudited)

AVERAGE ANNUAL TOTAL RETURNS[1]

Twelve Months Ended 10/31/09	45.73%
Inception* through 10/31/09	3.87%

CUMULATIVE TOTAL RETURN[1]

Inception date of 12/27/06 through 10/31/09	11.40%

[1]

Total returns will fluctuate and past performance is no guarantee of future results. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager due to an expense reimbursement agreement between the Fund and the manager. If such fees were included, the total return would have been lower. Total returns for periods of less than one year are not annualized.

*	Inception date of the Fund is December 27, 2006.

10  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

Historical performance (unaudited)

VALUE OF $10,000 INVESTED IN LEGG MASON WESTERN ASSET SMASh SERIES EC FUND VS. BARCLAYS CAPITAL U.S. AGGREGATE INDEX† — December 27, 2006 - October 2009

†

Hypothetical illustration of $10,000 invested in Legg Mason Western Asset SMASh Series EC Fund at inception on December 27, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2009. The Barclays Capital Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund were reimbursed by the manager due to an expense reimbursement agreement between the Fund and the manager.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  11

Schedule of investments
October 31, 2009

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND
FACE AMOUNT	†	SECURITY	VALUE

CORPORATE BONDS & NOTES — 76.0%

CONSUMER DISCRETIONARY — 13.5%
		Auto Components — 0.6%
200,000		Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(a)(b)	$199,000
		Visteon Corp., Senior Notes:
17,000		8.250% due 8/1/10(c)	4,420
58,000		12.250% due 12/31/16(b)(c)	21,750

		Total Auto Components	225,170

		Automobiles — 0.6%
1,330,000		Motors Liquidation Co., Senior Notes, 8.375% due 7/15/33(c)	206,150

		Diversified Consumer Services — 0.1%
37,000		Education Management LLC/Education Management Finance Corp.,
		Senior Subordinated Notes, 10.250% due 6/1/16	40,515

		Hotels, Restaurants & Leisure — 3.8%
40,000		Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	41,000
		El Pollo Loco Inc.:
190,000		Senior Notes, 11.750% due 11/15/13	175,750
25,000		Senior Secured Notes, 11.750% due 12/1/12(b)	26,375
		Harrah’s Operating Co. Inc.:
190,000		Senior Notes, 10.750% due 2/1/16	146,300
80,000		Senior Secured Notes, 11.250% due 6/1/17(b)	82,000
220,000		Harrahs Operating Escrow LLC/Harrahs Escrow Corp., Senior Secured Notes,
		11.250% due 6/1/17(b)	225,500
		MGM MIRAGE Inc.:
105,000		Senior Notes, 11.375% due 3/1/18(b)	95,025
		Senior Secured Notes:
85,000		10.375% due 5/15/14(b)	90,950
205,000		11.125% due 11/15/17(b)	226,525
90,000		Mohegan Tribal Gaming Authority, Senior Secured Notes, 11.500% due 11/1/17(b)	88,425
50,000		Sbarro Inc., Senior Notes, 10.375% due 2/1/15	39,750
		Station Casinos Inc., Senior Notes:
100,000		6.000% due 4/1/12(c)(d)	23,125
260,000		7.750% due 8/15/16(c)(d)	64,350

		Total Hotels, Restaurants & Leisure	1,325,075

		Household Durables — 0.7%
80,000		Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes,
		9.000% due 11/1/11(d)	79,800
190,000		Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes,
		9.750% due 9/1/12(d)	180,025

		Total Household Durables	259,825

		Leisure Equipment & Products — 0.1%
40,000		WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(b)	42,900

		Media — 5.7%
		Affinion Group Inc.:
50,000		Senior Notes, 10.125% due 10/15/13	51,500

See Notes to Financial Statements.

12  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND
FACE AMOUNT	†	SECURITY	VALUE

		Media — 5.7% continued
		Senior Subordinated Notes:
215,000		10.125% due 10/15/13	$221,450
160,000		11.500% due 10/15/15	168,000
130,000		CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(c)(d)	26,650
125,000		Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(b)	118,750
300,000		CSC Holdings Inc., Senior Notes, 6.750% due 4/15/12	313,500
40,000		Dex Media West LLC/Dex Media Finance Co., Senior Notes, 8.500% due 8/15/10(c)	34,600
		DISH DBS Corp., Senior Notes:
150,000		7.750% due 5/31/15	154,125
525,000		7.875% due 9/1/19	540,094
425,000		Idearc Inc., Senior Notes, 8.000% due 11/15/16(c)	23,375
85,000		R.H. Donnelley Corp., Senior Notes, 8.875% due 10/15/17(c)	5,312
50,000		UPC Holding BV, Senior Notes, 9.875% due 4/15/18(b)	53,125
		Virgin Media Finance PLC:
130,000		Senior Bonds, 9.500% due 8/15/16	138,125
170,000		Senior Notes, 9.125% due 8/15/16	175,950

		Total Media	2,024,556

		Multiline Retail — 0.5%
35,000		Dollar General Corp., Senior Notes, 10.625% due 7/15/15	38,500
150,000		Neiman Marcus Group Inc., Senior Secured Notes, 7.125% due 6/1/28	127,500

		Total Multiline Retail	166,000

		Specialty Retail — 0.9%
220,000		Blockbuster Inc., Senior Secured Notes, 11.750% due 10/1/14(b)	209,550
110,000		Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	110,550

		Total Specialty Retail	320,100

		Textiles, Apparel & Luxury Goods — 0.5%
165,000		Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15	178,200

		TOTAL CONSUMER DISCRETIONARY	4,788,491

CONSUMER STAPLES — 1.0%
		Beverages — 0.2%
80,000		Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14	84,800

		Food Products — 0.2%
50,000		Dole Food Co. Inc., Senior Secured Notes, 8.000% due 10/1/16(b)	50,875

		Household Products — 0.2%
85,000		Reynolds Group DL Escrow Inc./Reynolds Group Escrow LLC, Senior Secured
		Notes, 7.750% due 10/15/16(b)	85,425

		Tobacco — 0.4%
		Alliance One International Inc., Senior Notes:
80,000		10.000% due 7/15/16(b)	83,600
50,000		10.000% due 7/15/16(b)	52,250

		Total Tobacco	135,850

		TOTAL CONSUMER STAPLES	356,950

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  13

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND
FACE AMOUNT	†	SECURITY	VALUE

ENERGY — 8.7%
		Energy Equipment & Services — 0.8%
150,000		Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	$142,875
85,000		Hercules Offshore LLC, Senior Secured Notes, 10.500% due 10/15/17(b)	85,212
50,000		Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	49,063

		Total Energy Equipment & Services	277,150

		Oil, Gas & Consumable Fuels — 7.9%
215,000		Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	198,875
100,000		Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	107,500
		Chesapeake Energy Corp., Senior Notes:
150,000		6.875% due 1/15/16	145,500
325,000		6.250% due 1/15/18	299,000
155,000		7.250% due 12/15/18	150,737
		El Paso Corp.:
50,000		Senior Notes, 8.250% due 2/15/16	52,010
520,000		Senior Subordinated Notes, 7.000% due 6/15/17	522,787
80,000		Enterprise Products Operating LLP, Junior Subordinated Notes,
		8.375% due 8/1/66(e)	78,499
110,000		EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	110,000
75,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	71,625
70,000		Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17(b)	63,700
		Plains Exploration & Production Co., Senior Notes:
95,000		10.000% due 3/1/16	102,125
60,000		8.625% due 10/15/19	60,450
125,000		Quicksilver Resources Inc., Senior Notes, 11.750% due 1/1/16	139,375
245,000		SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16(b)	263,375
50,000		Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14	50,063
		Williams Cos. Inc.:
331,000		Debentures, 7.500% due 1/15/31	343,091
38,000		Notes, 8.750% due 3/15/32	44,206

		Total Oil, Gas & Consumable Fuels	2,802,918

		TOTAL ENERGY	3,080,068

FINANCIALS — 16.3%
		Commercial Banks — 2.2%
350,000		Barclays Bank PLC, Senior Notes, 5.000% due 9/22/16	358,209
470,000		ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22(b)(e)	403,079

		Total Commercial Banks	761,288

		Consumer Finance — 12.4%
		Ford Motor Credit Co., Senior Notes:
1,000,000		9.750% due 9/15/10	1,025,342
330,000		9.875% due 8/10/11	337,684
1,000,000		12.000% due 5/15/15	1,127,323
150,000		8.000% due 12/15/16	145,094

See Notes to Financial Statements.

14  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

FACE AMOUNT	†	SECURITY	VALUE

		Consumer Finance — 12.4% continued
		GMAC LLC:
		Senior Notes:
126,000		6.000% due 4/1/11(b)	$122,220
379,000		6.875% due 9/15/11(b)	367,630
405,000		6.000% due 12/15/11(b)	383,738
126,000		6.625% due 5/15/12(b)	120,015
6,000		7.500% due 12/31/13(b)	5,610
583,000		8.000% due 11/1/31(b)	504,295
7,000		Subordinated Notes, 8.000% due 12/31/18(b)	5,810
260,000		SLM Corp., Senior Notes, 0.442% due 7/26/10(e)	250,346

		Total Consumer Finance	4,395,107

		Diversified Financial Services — 1.3%
50,000		AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(b)	49,000
80,000		CCM Merger Inc., Notes, 8.000% due 8/1/13(b)	66,000
54,000		El Paso Performance-Linked Trust Certificates, Senior Notes,
		7.750% due 7/15/11(b)	55,477
50,000		Leucadia National Corp., Senior Notes, 7.125% due 3/15/17	47,500
50,000		Vanguard Health Holdings Co., I LLC, Senior Discount Notes,
		11.250% due 10/1/15	52,750
190,000		Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes,
		9.000% due 10/1/14	198,550

		Total Diversified Financial Services	469,277

		Real Estate Management & Development — 0.4%
		Realogy Corp.:
160,000		Senior Notes, 10.500% due 4/15/14	115,200
10,000		Senior Subordinated Notes, 12.375% due 4/15/15	5,450

		Total Real Estate Management & Development	120,650

		TOTAL FINANCIALS	5,746,322

HEALTH CARE — 4.5%
		Biotechnology — 0.1%
50,000		Talecris Biotherapeutics Holdings Corp., Senior Notes,
		7.750% due 11/15/16(b)	50,875

		Health Care Providers & Services — 4.3%
		HCA Inc.:
10,000		Debentures, 7.500% due 11/15/95	7,486
200,000		Notes, 6.375% due 1/15/15	188,000
		Senior Secured Notes:
50,000		9.125% due 11/15/14	51,875
27,000		9.250% due 11/15/16	28,282
153,000		9.625% due 11/15/16(a)	162,754
		Tenet Healthcare Corp.:
		Senior Notes:
580,000		7.375% due 2/1/13	568,400
40,000		9.000% due 5/1/15(b)	42,500

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  15

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

FACE AMOUNT	†	SECURITY	VALUE

		Health Care Providers & Services — 4.3% continued
73,000		Senior Secured Notes, 8.875% due 7/1/19(b)	$78,475
187,000		US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12(a)(e)	165,495
210,000		US Oncology Inc., Senior Secured Notes, 9.125% due 8/15/17(b)	222,600

		Total Health Care Providers & Services	1,515,867

		Pharmaceuticals — 0.1%
20,000		Elan Corp. PLC, Senior Notes, 8.750% due 10/15/16(b)	18,650
50,000		Leiner Health Products Inc., Senior Subordinated Notes, 11.000%
		due 6/1/12(c)(d)	68

		Total Pharmaceuticals	18,718

		TOTAL HEALTH CARE	1,585,460

INDUSTRIALS — 7.3%
		Aerospace & Defense — 1.2%
199,144		Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(a)	137,658
60,000		L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	60,912
225,000		TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14(b)	227,250

		Total Aerospace & Defense	425,820

		Airlines — 0.5%
120,000		DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(b)	99,000
		Delta Air Lines Inc., Senior Secured Notes:
45,000		9.500% due 9/15/14(b)	46,125
50,000		12.250% due 3/15/15(b)	47,500

		Total Airlines	192,625

		Building Products — 0.8%
185,000		Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	189,163
85,000		Associated Materials LLC/Associated Materials Finance Inc., Senior Secured
		Notes, 9.875% due 11/15/16(b)	87,550

		Total Building Products	276,713

		Commercial Services & Supplies — 1.7%
65,000		ACCO Brands Corp., Senior Secured Notes, 10.625% due 3/15/15(b)	69,875
60,000		Altegrity Inc., Senior Subordinated Notes, 10.500% due 11/1/15(b)	51,300
160,000		DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes,
		9.500% due 2/15/13	164,000
		RSC Equipment Rental Inc.:
80,000		Senior Notes, 9.500% due 12/1/14	79,400
210,000		Senior Secured Notes, 10.000% due 7/15/17(b)	228,900

		Total Commercial Services & Supplies	593,475

		Marine — 0.3%
110,000		Trico Shipping AS, Senior Secured Notes, 11.875% due 11/1/14(b)	113,025

		Road & Rail — 2.5%
400,000		Kansas City Southern de Mexico, Senior Notes, 12.500% due 4/1/16(b)	451,000
410,000		RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17(b)	430,500

		Total Road & Rail	881,500

See Notes to Financial Statements.

16  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

FACE AMOUNT	†	SECURITY	VALUE

		Trading Companies & Distributors — 0.2%
40,000		H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	$38,700
100,000		Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(b)(d)	57,000

		Total Trading Companies & Distributors	95,700

		Transportation Infrastructure — 0.1%
		Swift Transportation Co., Senior Secured Notes:
15,000		8.190% due 5/15/15(b)(e)	10,425
10,000		12.500% due 5/15/17(b)	7,450

		Total Transportation Infrastructure	17,875

		TOTAL INDUSTRIALS	2,596,733

INFORMATION TECHNOLOGY — 0.9%
		IT Services — 0.9%
320,000		SunGard Data Systems Inc., Senior Subordinated Notes,
		10.250% due 8/15/15	331,600

MATERIALS — 6.3%
		Chemicals — 0.1%
40,000		Terra Capital Inc., Senior Notes, 7.750% due 11/1/19(b)	40,400

		Construction Materials — 0.2%
50,000		Headwaters Inc., Senior Secured Notes, 11.375% due 11/1/14(b)	50,375

		Metals & Mining — 4.5%
240,000		Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	258,358
260,000		Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	252,200
11,469		Noranda Aluminium Acquisition Corp., Senior Notes, 6.163% due 5/15/15(a)(e)	8,114
110,000		Novelis Inc., Senior Notes, 7.250% due 2/15/15	99,275
100,000		Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	98,500
		Steel Dynamics Inc., Senior Notes:
105,000		7.375% due 11/1/12	105,919
35,000		8.250% due 4/15/16(b)	35,350
		Teck Resources Ltd., Senior Secured Notes:
75,000		9.750% due 5/15/14	84,562
70,000		10.250% due 5/15/16	81,025
130,000		10.750% due 5/15/19	152,100
420,000		Vedanta Resources PLC, Senior Notes, 8.750% due 1/15/14(b)	421,050

		Total Metals & Mining	1,596,453

		Paper & Forest Products — 1.5%
180,000		Abitibi-Consolidated Co. of Canada, Senior Secured Notes,
		13.750% due 4/1/11(b)(c)	186,300
		NewPage Corp., Senior Secured Notes:
75,000		6.733% due 5/1/12(e)	48,375
310,000		11.375% due 12/31/14(b)	310,775

		Total Paper & Forest Products	545,450

		TOTAL MATERIALS	2,232,678

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  17

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND
FACE AMOUNT	†	SECURITY	VALUE

TELECOMMUNICATION SERVICES — 6.1%
		Diversified Telecommunication Services — 5.2%
90,000		CC Holdings GS V LLC, Senior Secured Notes, 7.750% due 5/1/17(b)	$94,950
90,000		Hawaiian Telcom Communications Inc., Senior Subordinated Notes,
		12.500% due 5/1/15(c)(d)	9
65,000		Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	69,550
1,000,000		Intelsat Corp., Senior Notes, 9.250% due 8/15/14	1,022,500
25,000		Intelsat Jackson Holdings Ltd., Senior Notes, 9.500% due 6/15/16	26,375
180,000		Level 3 Financing Inc., Senior Notes, 9.250% due 11/1/14	161,100
75,000		Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(b)	78,375
225,000		Qwest Communications International Inc., 7.250% due 2/15/11	226,125
10,000		SBA Telecommunications Inc., Senior Notes, 8.250% due 8/15/19(b)	10,500
110,000		Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(b)	119,350
30,000		Windstream Corp., Senior Notes, 8.625% due 8/1/16	30,975

		Total Diversified Telecommunication Services	1,839,809

		Wireless Telecommunication Services — 0.9%
100,000		ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(a)(b)(d)	121,590
200,000		Cricket Communications Inc., Senior Secured Notes, 7.750% due 5/15/16(b)	200,500

		Total Wireless Telecommunication Services	322,090

		TOTAL TELECOMMUNICATION SERVICES	2,161,899

UTILITIES — 11.4%
		Electric Utilities — 0.2%
50,000		Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	51,875

		Gas Utilities — 0.3%
120,000		Suburban Propane Partners LP/Suburban Energy Finance Corp.,
		Senior Notes, 6.875% due 12/15/13	119,400

		Independent Power Producers & Energy Traders — 10.9%
		AES Corp., Senior Notes:
697,000		7.750% due 3/1/14	703,970
80,000		7.750% due 10/15/15	80,900
900,000		8.000% due 6/1/20	904,500
80,000		Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	67,800
100,000		Dynegy Inc., Bonds, 7.670% due 11/8/16	95,000
		Edison Mission Energy, Senior Notes:
60,000		7.750% due 6/15/16	51,900
20,000		7.200% due 5/15/19	16,050
190,000		7.625% due 5/15/27	134,900
		Energy Future Holdings Corp., Senior Notes:
10,000		10.875% due 11/1/17	7,000
2,120,000		11.250% due 11/1/17(a)	1,388,600
165,630		Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	170,392
		NRG Energy Inc., Senior Notes:
60,000		7.250% due 2/1/14	59,700
40,000		7.375% due 2/1/16	39,850

See Notes to Financial Statements.

18  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND
FACE AMOUNT	†	SECURITY	VALUE

		Independent Power Producers & Energy Traders — 10.9% continued
100,000		7.375% due 1/15/17	$99,250
		TXU Corp., Senior Notes:
30,000		6.500% due 11/15/24	14,599
35,000		6.550% due 11/15/34	16,341

		Total Independent Power Producers & Energy Traders	3,850,752

		TOTAL UTILITIES	4,022,027

		TOTAL CORPORATE BONDS & NOTES
		(Cost — $28,000,492)	26,902,228

COLLATERALIZED SENIOR LOANS — 6.7%

CONSUMER DISCRETIONARY — 2.4%
		Media — 2.4%
491,250		Charter Communications Operating LLC, Term Loan B,
		6.250% due 3/15/14(e)	447,915
500,000		Univision Communications Inc., Term Loan B, 2.535% due 9/15/14(e)	404,285

		TOTAL CONSUMER DISCRETIONARY	852,200

HEALTH CARE — 2.3%
		Health Care Providers & Services — 2.3%
		Community Health Systems Inc.:
23,831		Delayed Draw Term Loan, 2.678% due 7/2/14(e)	22,254
467,141		Term Loan B, 2.622% due 7/2/14(e)	436,222
376,770		HCA Inc., Term Loan B, 3.470% due 11/1/13(e)	351,626

		TOTAL HEALTH CARE	810,102

INFORMATION TECHNOLOGY — 0.9%
		IT Services — 0.9%
362,600		First Data Corp., Term Loan, 3.017% due 10/15/14(e)	311,811

MATERIALS — 1.1%
		Paper & Forest Products — 1.1%
417,865		Georgia-Pacific Corp., Term Loan B1, 3.252% due 12/23/13(e)	403,355

		TOTAL COLLATERALIZED SENIOR LOANS
		(Cost — $2,320,489)	2,377,468

SOVEREIGN BONDS — 6.2%
		Brazil — 6.2%
		Brazil Nota do Tesouro Nacional:
252,00	BRL	10.000% due 7/1/10	144,131
3,699,000	BRL	10.000% due 1/1/12	2,037,344

		TOTAL SOVEREIGN BONDS
		(Cost — $2,185,005)	2,181,475

U.S. GOVERNMENT & AGENCY OBLIGATION — 1.0%
		U.S. Government Obligation — 1.0%
340,000		U.S. Treasury Notes, 2.375% due 9/30/14
		(Cost — $338,983)	341,460

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  19

Schedule of investments continued
October 31, 2009

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND
SHARES	SECURITY	VALUE

COMMON STOCK — 0.2%

MATERIALS — 0.2%
	Chemicals — 0.2%
3,837	Georgia Gulf Corp.*
	(Cost — $137,190)	$55,138

CONVERTIBLE PREFERRED STOCKS — 0.0%

CONSUMER DISCRETIONARY — 0.0%
	Automobiles — 0.0%
600	General Motors Corp.
	(Cost — $15,000)	1,927

PREFERRED STOCKS — 0.6%

FINANCIALS — 0.6%
	Consumer Finance — 0.6%
362	Preferred Blocker Inc., 7.000%(b)
	(Cost — $93,114)	221,080

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $33,090,273)	32,080,776

FACE AMOUNT

SHORT-TERM INVESTMENTS — 7.0%
	U.S. Government Agencies — 1.6%
$30,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes,
	0.080% due 1/25/10(f)(g)(h)	29,998
	Federal National Mortgage Association (FNMA), Discount Notes:
466,000	0.301% — 0.401% due 1/25/10(f)(g)(h)	465,973
82,000	0.321% due 2/1/10(f)(g)(h)	81,989

	Total U.S. Government Agencies
	(Cost — $577,507)	577,960

	U.S. Government Obligation — 2.0%
700,000	U.S. Treasury Bills, 0.155% due 4/29/10(f)
	(Cost — $699,461)	699,481

	Repurchase Agreement — 3.4%
1,200,000	Morgan Stanley tri-party repurchase agreement dated 10/30/09,
	0.020% due 11/2/09; Proceeds at maturity — $1,200,002;
	(Fully collateralized by U.S. government agency obligation,
	1.620% due 12/30/09; Market value — $1,224,000)
	(Cost — $1,200,000)	1,200,000

	TOTAL SHORT-TERM INVESTMENTS
	(Cost — $2,476,968)	2,477,441

	TOTAL INVESTMENTS — 97.7% (Cost — $35,567,241#)	34,558,217
	Other Assets in Excess of Liabilities — 2.3%	827,540

	TOTAL NET ASSETS — 100.0%	$35,385,757

See Notes to Financial Statements.

20  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	The coupon payment on these securities is currently in default as of October 31, 2009.
(d)	Illiquid security.
(e)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2009.
(f)	Rate shown represents yield-to-maturity.
(g)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is $35,599,530.

Abbreviations used in this schedule:
BRL — Brazilian Real
GMAC — General Motors Acceptance Corp.

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  21

Statement of assets and liabilities
October 31, 2009

ASSETS:
Investments, at value (Cost — $35,567,241)	$34,558,217
Foreign currency, at value (Cost — $1,048)	1,030
Cash	62,836
Dividends and interest receivable	830,882
Deposits with brokers for open swap contracts	800,000
Deposits with brokers for open futures contracts	174,411
Receivable from broker - variation margin on open futures contracts	116,594
Receivable for open swap contracts	40,405
Receivable for Fund shares sold	32,200
Receivable for securities sold	27,059
Receivable from investment manager	26,363
Unrealized appreciation for open forward currency contracts	23,791
Unrealized appreciation on swaps	2,439
Prepaid expenses	14,369

Total Assets	36,710,596

LIABILITIES:
Premiums received for open swaps	555,764
Payable for securities purchased	416,676
Payable for Fund shares repurchased	150,713
Unrealized depreciation on swaps	116,484
Unrealized depreciation for open forward currency contracts	20,802
Trustees’ fees payable	48
Accrued expenses	64,352

Total Liabilities	1,324,839

TOTAL NET ASSETS	$35,385,757

NET ASSETS:
Par value (Note 5)	$42
Paid-in capital in excess of par value	38,701,981
Undistributed net investment income	2,197,902
Accumulated net realized loss on investments, futures contracts,
swap contracts and foreign currency transactions	(4,637,281)
Net unrealized depreciation on investments, futures contracts,
swap contracts and foreign currencies	(876,887)

TOTAL NET ASSETS	$35,385,757

Shares Outstanding	4,209,980
Net Asset Value	$8.41

See Notes to Financial Statements.

22  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

Statement of operations
For the Year Ended October 31, 2009

INVESTMENT INCOME:
Interest	$1,696,857
Dividends	18,936
Income allocated from SMASh Series EC Portfolio	1,601,243
Expenses allocated from SMASh EC Portfolio	30,326
Waiver allocated from SMASh EC Portfolio	(30,326)
Total Investment Income	3,317,036

EXPENSES:
Shareholder reports	52,599
Registration fees	38,629
Audit and tax	30,878
Legal fees	17,363
Transfer agent fees	10,503
Custody fees	6,507
Insurance	2,940
Trustees’ fees	592
Miscellaneous expenses	5,323

Total Expenses	165,334
Less: Fee waivers and/or expense reimbursements (Note 2)	(165,334)

NET INVESTMENT INCOME	3,317,036

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS, SWAP CONTRACTS, FOREIGN CURRENCY
TRANSACTIONS AND FROM SMASH SERIES EC PORTFOLIO (NOTES 1, 3 AND 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,929,825)
Futures contracts	383,697
Swap contracts	(874,166)
Foreign currency transactions	520,509
Allocated from SMASh Series EC Portfolio	498,707

Net Realized Loss	(1,401,078)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	10,728,871
Futures contracts	(484,843)
Swap contracts	1,706,878
Foreign currencies	(542,663)

Change in Net Unrealized Appreciation/Depreciation	11,408,243

NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, SWAP CONTRACTS,
FOREIGN CURRENCY TRANSACTIONS AND FROM SMASH SERIES EC PORTFOLIO	10,007,165

INCREASE IN NET ASSETS FROM OPERATIONS	$13,324,201

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  23

Statements of changes in net assets

FOR THE YEARS ENDED OCTOBER 31,	2009	2008

OPERATIONS:
Net investment income	$3,317,036	$2,796,413
Net realized gain (loss)	(1,401,078)	508,130
Change in net unrealized appreciation/depreciation	11,408,243	(12,356,948)

Increase (Decrease) in Net Assets From Operations	13,324,201	(9,052,405)

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(4,954,872)	(2,727,677)
Net realized gains	(70,811)	(79,389)

Decrease in Net Assets From Distributions to Shareholders	(5,025,683)	(2,807,066)

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	12,160,159	38,257,101
Cost of shares repurchased	(16,554,191)	(8,403,228)

Increase (Decrease) in Net Assets From Fund Share Transactions	(4,394,032)	29,853,873

INCREASE IN NET ASSETS	3,904,486	17,994,402

NET ASSETS:
Beginning of year	31,481,271	13,486,869

End of year*	$35,385,757	$31,481,271

*Includes undistributed net investment income of:	$2,197,902	$745,086

See Notes to Financial Statements.

24  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

Financial highlights

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR ENDED OCTOBER 31, UNLESS OTHERWISE NOTED:

	2009*	2008	2007[1]

NET ASSET VALUE, BEGINNING OF YEAR	$ 6.73	$ 9.64	$10.00

INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.66	0.72	0.43
Net realized and unrealized gain (loss)	1.97	(2.86)	(0.39)

Total income (loss) from operations	2.63	(2.14)	0.04

LESS DISTRIBUTIONS FROM:
Net investment income	(0.94)	(0.73)	(0.40)
Net realized gains	(0.01)	(0.04)	—

Total distributions	(0.95)	(0.77)	(0.40)

NET ASSET VALUE, END OF YEAR	$ 8.41	$ 6.73	$ 9.64

Total return[2]	45.73%	(23.89)%	0.43%

NET ASSETS, END OF YEAR (000s)	$35,386	$31,481	$13,487

RATIOS TO AVERAGE NET ASSETS:
Gross expenses[3,4]	0.57%	0.66%	5.51%[5]
Net expenses[6,7]	0.00	0.00	0.00 [5]
Net investment income	9.67	8.63	6.65 [5]

PORTFOLIO TURNOVER RATE	52%	21%	35%

*	Per share amounts have been calculated using the average shares method.
[1]	For the period December 27, 2006 (inception date) to October 31, 2007.
[2]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, due to an expense reimbursement agreement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[3]	Includes the Fund’s share of SMASh Series EC Portfolio’s allocated expenses prior to April 18, 2009.
[4]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separate managed account sponsor.
[5]	Annualized.
[6]	Reflects fee waivers and/or expense reimbursements.
[7]

The Fund’s manager has entered into an expense reimbursement agreement with the Fund, which expires on Februyary 28, 2010 pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement agreement does not cover interest, brokerage, taxes and extraordinary expenses. During the year ended October 31, 2009, the Fund and the Portfolio had an expense limitation of 0.00%.

See Notes to Financial Statements.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  25

Notes to financial statements

1. Organization and significant accounting policies
Legg Mason Western Asset SMASh Series EC Fund (formerly known as SMASh Series EC Fund) (the “Fund”) is a separate non-diversified series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Prior to April 18, 2009, the Fund invested all of its investable assets in SMASh Series EC Portfolio (the “Portfolio”). Subsequently, the Fund ceased utilizing a master-feeder investment structure and began investing directly in investment securities.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each such affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through December 21, 2009, the issuance date of the financial statements.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net assets, the Fund values these securities at fair value as determined in accordance with the procedures

26  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Long-term investments:
Corporate bonds & notes	—	$26,902,228	—	$26,902,228
Collateralized senior loans	—	2,377,468	—	2,377,468
Sovereign bonds	—	2,181,475	—	2,181,475
U.S. Government and agency obligation	—	341,460	—	341,460
Common stock	$55,138	—	—	55,138
Convertible preferred stocks	—	1,927	—	1,927
Preferred stocks	—	221,080	—	221,080

Total long-term investments	55,138	32,025,638	—	32,080,776
Short-term investments†	—	2,477,441	—	2,477,441

Total investments	55,138	34,503,079	—	34,558,217

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  27

Notes to financial statements continued

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL

Other financial instruments:			—
Futures contracts	$250,680	—	—	$250,680
Forward foreign currency contracts	—	$2,989	—	2,989
Credit default swaps on credit indices — sell protection‡	—	(669,809)	—	(669,809)

Total other financial instruments	250,680	(666,820)	—	(416,140)

TOTAL	$305,818	$33,836,259	—	$34,142,077

†	See schedule of investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin.’’ Subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

28  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

(d) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Portfolio of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives - Balance Sheet table that follows the Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of October 31, 2009 was $669,809. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for all swaps was $800,000. If a defined credit event had occurred as of October 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $11,853,000 less the value of the contracts’ related reference obligations.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  29

Notes to financial statements continued

Credit default swaps
The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A

30  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  31

Notes to financial statements continued

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Foreign risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

32  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Prior to April 18, 2009, the Fund earned income, net of Portfolio expenses, daily based on its investment in the Portfolio. All the net investment income and net realized and unrealized gains and losses of the Portfolio were allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

(l) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Prior to April 18, 2009 the Fund earned income, net of Portfolio expense, daily based on its investment in the Portfolio. All the net investment income and net realized and unrealized gain and losses of the Portfolio were allocated pro rata, based on respective ownership interests, among the Fund and other investors in the Portfolio at the time of such determination.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of October 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  33

Notes to financial statements continued

(n) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENTINCOME	ACCUMULATED NET REALIZED LOSS	PAID-IN CAPITAL

(a)	$ (29,197)	$ (342)	$29,539
(b)	3,119,849	(3,119,849)	—

(a)	Reclassifications are primarily due to book/tax differences in the treatment of various items.
(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of swap contracts and book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates
LMPFA is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. Prior to April 18, 2009, LMPFA was the Portfolio’s investment manager and Western Asset, Western Asset Limited, Western Singapore and Western Japan were the Portfolio’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The manager and subadvisers do not charge management fees to the Fund, nor was a management fee charged to the Portfolio for the period November 1, 2008 to April 17, 2009. However, the Fund is an integral part of the separately managed account program, and the Fund’s manager and subadvisers will be compensated directly or indirectly by separately managed account program sponsors. If the management fee was charged to the Fund a fee of 0.078% of the Fund’s daily average net assets could have been imputed. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement agreement with the Fund, which expires on February 28, 2010, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. During the year ended October 31, 2009, the Fund was reimbursed for expenses amounting to $165,334. During the year ended October 31, 2009, the Fund and the Portfolio had an expense limitation of 0.00%.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

34  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

Certain officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments
During the year ended October 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS

Purchases from Portfolio†	$5,342,602	$1,234,445
Purchases from Fund‡	8,885,235	676,663

Total purchases	14,227,837	1,911,108

Sales from Portfolio†	3,369,689	—
Sales from Fund‡	11,054,283	339,602

Total sales	14,423,972	339,602

†	For the period November 1, 2008 to April 17, 2009
‡	For the period April 18, 2009 to October 31, 2009.

At October 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 1,947,964
Gross unrealized depreciation	(2,989,277)

Net unrealized depreciation	$(1,041,313)

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  35

Notes to financial statements continued

At October 31, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN

Contracts to Buy:
U.S. Treasury 5-Year Notes	100	12/09	$11,472,981	$11,645,312	$172,331
U.S. Treasury 10-Year Notes	46	12/09	5,390,774	5,456,031	65,257
U.S. Treasury 30-Year Bonds	10	12/09	1,188,470	1,201,562	13,092

Net unrealized gain on open futures contracts					$250,680

At October 31, 2009, the Fund had the following open swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES — SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)

Barclay’s Capital Inc.
(CDX North America			2.750%
Crossover Index)	$348,000	6/20/12	quarterly	$(20,982)	$(11,653)	$(9,329)
Barclay’s Capital Inc.
(CDX North America			2.750%
Crossover Index)	522,000	6/20/12	quarterly	(31,473)	(20,061)	(11,412)
Barclay’s Capital Inc.
(CDX North America			3.750%
Crossover Index)	5,160,000	12/20/12	quarterly	(310,535)	(262,001)	(48,534)
Barclay’s Capital Inc.
(CDX North America			2.750%
Crossover Index)	783,000	6/20/12	quarterly	(47,209)	—	(47,209)
Barclay’s Capital Inc.
(CDX North America			2.250%
Crossover Index)	5,040,000	12/20/12	quarterly	(259,610)	(262,049)	2,439

Total	$11,853,000			$(669,809)	$(555,764)	$(114,045)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

36  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

At October 31, 2009, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)

Contracts to Buy:
British Pound	92,537	$152,129	11/19/09	$5,379
Canadian Dollar	69,190	63,994	11/19/09	1,313
Euro	29,045	42,803	11/19/09	1,603
Euro	236,956	349,199	11/19/09	9,873

				18,168
Contracts to Sell:
British Pound	92,715	152,422	11/19/09	4,711
Canadian Dollar	69,190	63,994	11/19/09	912
Euro	229,010	337,489	11/19/09	(7,966)
Euro	381,164	561,715	11/19/09	(12,836)

				(15,179)

Net unrealized gain on open forward foreign currency contracts				$2,989

4. Derivative instruments and hedging activities
Financial Accounting Standards Board Codification Topic 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2009.

ASSET DERIVATIVES[1]

	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL

Futures Contracts[2]	$250,680	—	—	$250,680
Forward Foreign
Currency Contracts	—	$23,791	—	23,791

Total	$250,680	$23,791	—	$274,471

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  37

Notes to financial statements continued

LIABILITY DERIVATIVES[1]

	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL

Futures contracts[2]	—	—	—	—	—
Swap contracts[3]	—	—	$669,809	—	$669,809
Forward foreign
Currency contracts	—	$20,802	—	—	20,802

Total	—	$20,802	$669,809	—	$690,611

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[3]	Values include premiums paid/(received) on swap contracts which are shown separately in the Statement of Assets and liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended October 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL

Futures contracts	$347,237	—	—	—	$347,237
Swap contracts	—	—	$(904,511)	—	(904,511)
Forward foreign
Currency contracts	—	$(240,880)	—	—	(240,880)

Total	$347,237	$(240,880)	$(904,511)	—	$(798,154)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL

Futures contracts	$200,855	—	—	—	$200,855
Swap contracts	—	—	$2,701,501	—	2,701,501
Forward foreign
Currency contracts	—	$68,704	—	—	68,704

Total	$200,855	$68,704	$2,701,501	—	$2,971,060

38  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

The Fund had average market values of $515,482, $1,226,994 and $39,791,884 in forward foreign currency contracts (to buy), forward foreign currency contracts (to sell) and futures contracts (to buy), respectively, and average notional balances of $18,440,538 in credit default swap contracts (to sell protection) during the year ended October 31, 2009.

As of October 31, 2009, the Fund did not have any and futures contracts (to sell), but had average market values of $756,892 in futures contracts (to sell).

5. Shares of beneficial interest
At October 31, 2009, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	YEAR ENDED OCTOBER 31, 2009	YEAR ENDED OCTOBER 31, 2008

Shares sold	1,985,847	4,203,075
Shares repurchased	(2,451,641)	(926,765)

Net increase (decrease)	(465,794)	3,276,310

6. Reorganization
The Board of Trustees approved a change in the investment structure of the Fund. As of the close of business on April 17, 2009, the Fund withdrew its investment in the Portfolio through an in-kind redemption equal to the Fund’s proportionate share of the Portfolio’s net assets which amounted to $32,754,961. There was no gain/loss associated with this transaction. For tax purposes, no gain or loss was recognized by the Portfolio or the Fund and the Fund’s basis in the property received was equal to the Fund’s basis in the Portfolio prior to the distribution.

7. Income tax information and distributions to shareholders
Subsequent to the fiscal year end, the Fund has made the following distributions:

RECORD DATE	PAYABLE DATE	DISTRIBUTION

11/11/2009	11/12/2009	$0.045227
12/16/2009	12/17/2009	$0.644983

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report   |   39

Notes to financial statements continued

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2009	2008

Distributions Paid From:
Ordinary income	$4,954,872	$2,794,815
Net long-term capital gains	70,811	12,251

Total distributions paid	$5,025,683	$2,807,066

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income - net	$ 2,316,156
Capital loss carryforward*	(4,354,312)
Other book/tax temporary differences(a)	(368,934)
Unrealized appreciation/(depreciation)(b)	(909,176)

Total accumulated earnings/(losses) - net	$(3,316,266)

* As of October 31, 2009, the Fund had the following net capital loss carryforward remaining:

YEAR OF EXPIRATION	AMOUNT

10/31/2017	$(4,354,312)

This amount will be available to offset any future taxable capital gains.
(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, interest accrued for tax purposes on defaulted securities and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Other matters
On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset / CitiSM New York Tax Free Reserves (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek

40   |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on February 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report  |  41

Report of independent registered public accounting firm

The Board of Trustees and Shareholders
Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset SMASh Series EC Fund (formerly SMASh Series EC Fund), a series of Legg Mason Partners Institutional Trust, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from December 27, 2006 (inception date) to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset SMASh Series EC Fund as of October 31, 2009 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for the periods described above, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 21, 2009

42  |  Legg Mason Western Asset SMASh Series EC Fund 2009 Annual Report

Additional information (unaudited)
Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset SMASh Series EC Fund (formerly known as SMASh Series EC Fund) (“the Fund”) are managed under the direction of the Board of Trustees. The current Trustees, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), and executive officers of the Fund, their years of birth, their principal occupations during at least the past five years (their titles may have varied during that period), the number of funds associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

INDEPENDENT TRUSTEES
ELLIOTT J. BERV
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee

World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. BENTON COCANOUGHER
Birth year	1938
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years

Interim Dean, George Bush School of Government and Public Service, Texas A & M University (since 2009); Dean Emeritus and Professor Emeritus, Mays School of Business, Texas A & M University (since 2004); formerly, Interim Chancellor, Texas A & M University System (2003 to 2004); formerly, Special Adviser to the President, Texas A & M University (2002 to 2003); formerly, Dean and Professor of Marketing, College and Graduate School of Business of Texas A & M University (1987 to 2001)

Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

Legg Mason Western Asset SMASh Series EC Fund  |  43

Additional information (unaudited) continued
Information about Trustees and Officers

JANE F. DASHER
Birth year	1949
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1977)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

MARK T. FINN
Birth year	1943
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years

Adjunct Professor, College of William & Mary (since 2002); Principal/ Member Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988)

Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

RAINER GREEVEN
Birth year	1936
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Avica, Ltd (industrial and real estate holding) (since 2002)

44  |  Legg Mason Western Asset SMASh Series EC Fund

STEPHEN R. GROSS
Birth year	1947
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years

Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)

Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee

Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

RICHARD E. HANSON, JR.
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

DIANA R. HARRINGTON
Birth year	1940
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Professor, Babson College (since 1992)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

Legg Mason Western Asset SMASh Series EC Fund  |  45

Additional information (unaudited) continued
Information about Trustees and Officers

SUSAN M. HEILBRON
Birth year	1945
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None

SUSAN B. KERLEY
Birth year	1951
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (95 funds)

ALAN G. MERTEN
Birth year	1941
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee

Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

46  |  Legg Mason Western Asset SMASh Series EC Fund

R. RICHARDSON PETTIT
Birth year	1942
Position(s) held with Fund[1]	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)
Number of portfolios in fund complex over- seen by Trustee	59
Other board member- ships held by Trustee	None
INTERESTED TRUSTEE
R. JAY GERKEN, CFA[3]
Birth year	1951
Position(s) held with Fund[1]	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years

Managing Director, Legg Mason & Co., LLC; Chairman of the Board and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer (“CEO”) of certain mutual funds associated with Legg Mason, Inc. or its affiliates; President and CEO, Smith Barney Fund Management LLC and Chairman, President and CEO, Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Managing Director of Citigroup Global Markets Inc. (1989 to 2006); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (2002 to 2005)

Number of portfolios in fund complex over- seen by Trustee	135
Other board member- ships held by Trustee	Former Trustee, Consulting Group Capital Markets Funds (2002 to 2006)
OFFICERS
FRANCES M. GUGGINO Legg Mason 55 Water Street New York, NY 10041
Birth year	1957
Position(s) held with Fund[1]	Chief Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated with Citigroup Asset Management (“CAM”) (1999 to 2004)

Legg Mason Western Asset SMASh Series EC Fund  |  47

Additional information (unaudited) continued
Information about Trustees and Officers

TED P. BECKER Legg Mason 620 Eighth Avenue New York, NY 10018
Birth year	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2006
Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at CAM or its predecessor (2002 to 2005)

JOHN CHIOTA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1968
Position(s) held with Fund[1]	Chief Anti-Money Laundering Compliance Officer/Identify Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2006/2008
Principal occupation(s) during past five years

Identity Theft Prevention Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Vice President of Legg Mason or its predecessor (since 2004); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

ROBERT I. FRENKEL Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2003
Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (2001 to 2004)

THOMAS C. MANDIA Legg Mason 100 First Stamford Place Stamford, CT 06902
Birth year	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2000
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (1992 to 2005)

48  |  Legg Mason Western Asset SMASh Series EC Fund

DAVID CASTANO Legg Mason 55 Water Street New York, NY 10041
Birth year	1971
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Treasurer of Lord Abbett mutual funds (2004 to 2006); Supervisor at UBS Global Asset Management (2003 to 2004); Accounting Manager at CAM (prior to 2003)

MATTHEW PLASTINA Legg Mason 55 Water Street New York, NY 10041
Birth year	1970
Position(s) held with Fund[1]	Controller
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Assistant Vice President of Legg Mason or its predecessor (since 1999); Controller of certain mutual funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason and its predecessors (2002 to 2007)

[1]	Each Trustee and Officer serves until his or her successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
[2]	Indicates the earliest year in which the Trustee or Officer became a Board Member or Officer, as applicable, for a fund in the Legg Mason Partners funds complex.
[3]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Western Asset SMASh Series EC Fund  |  49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2009:

Record date:	12/11/2008
Payable date:	12/12/2008
Long-term capital gain dividend	$0.013559

Please retain this information for your records.

50  |  Legg Mason Western Asset SMASh Series EC Fund

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Legg Mason Western Asset SMASh Series EC Fund

Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
R. Jay Gerken, CFA
   Chairman
Rainer Greeven
Stephen R. Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Investment manager
Legg Mason Partners Fund
Advisor, LLC

Subadvisers
Western Asset Management
Company

Western Asset Management
Company Limited

Western Asset Management
Company Pte. Ltd.

Western Asset Management
Company Ltd.

Distributor
Legg Mason Investor Services, LLC

Custodian
State Street Bank and Trust Company

Transfer agent
Boston Financial Data Services, Inc.
 2 Heritage Drive
Quincy, Massachusetts 02171

Independent registered
public accounting firm
 KPMG LLP
345 Park Avenue
New York, New York 10154

Privacy policy
We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE ANNUAL REPORT

Legg Mason Western Asset SMASh Series EC Fund
The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland business trust.

LEGG MASON WESTERN ASSET SMASh SERIES EC FUND 55 Water Street New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ending June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset SMASh Series EC Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors © 2009 Legg Mason Investor Services, LLC Member FINRA, SIPC AMXX010550 12/09 SR09-984

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2008 and October 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,800 in 2008 and $67,150 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2008 and $26 in 2009. These services consisted of procedures performed in connection with the Re- domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Institutional Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Institutional Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $7,500 in 2008 and $8,250 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Legg Mason Partners Institutional Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the

Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non- audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non- audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2008 and 2009; Tax Fees were 100% and 100% for 2008 and 2009; and Other Fees were 100% and 100% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2009.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

	a)	The independent board members are acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv A. Benton Cocanougher Jane F. Dasher Mark T. Finn Rainer Greeven Stephen R. Gross Richard E. Hanson, Jr. Diana R. Harrington Susan M. Heilbron

Susan B. Kerley Alan G. Merten R. Richardson Pettit

	b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

	(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: December 30, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Institutional Trust

Date: December 30, 2009

By:	/s/ Frances M. Guggino
Frances M. Guggino
Chief Financial Officer of
Legg Mason Partners Institutional Trust

Date: December 30, 2009